Prospectus Supplement dated September 12, 2005 to:	228213 9/05

PUTNAM RETIREMENTREADY® FUNDS Prospectuses dated April 25, 2005

The fourth paragraph and table under the heading “Who manages the fund?” are replaced with the following:

The following team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the funds and are primarily responsible for the day-to-day management of the funds’ portfolios.  In addition to these individuals, the team also includes other investment professionals whose analysis, recommendations and research inform investment decisions made for the funds.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years
Jeffrey L. Knight	2004	Putnam Management 1993 – Present	Chief Investment Officer, Global Asset Allocation Team Previously, Director, Global Asset Allocation
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years
Robert J. Kea	2004	Putnam Management 1989 – Present	Portfolio Manager Previously, Quantitative Analyst
Robert J. Schoen	2004	Putnam Management 1997 – Present	Portfolio Manager Previously, Quantitative Analyst

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